EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the Annual Report of Metaterra Corp. (the "Company") on Form 10-K for the period  ended  December 31, 2022 as filed with the Securities  and  Exchange Commission on the date hereof (the "Report"),  the undersigned,  in the  capacities  and  on  the dates indicated  below,  hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2023

/s/ Anyoline De Jesus De Perez
Anyoline De Jesus De Perez President, Chief Executive Officer and Chief Financial Officer